Exhibit 99.1

CENDANT CORPORATION ANNOUNCES FILING OF
REALOGY CORPORATION REGISTRATION STATEMENT

Important Milestone in Separation Plan Achieved

NEW YORK, April 3, 2006 - Cendant Corporation today announced that Realogy Corporation, its wholly owned subsidiary and intended parent company of its Real Estate Services Division, has filed a registration statement on Form 10 with the Securities and Exchange Commission in connection with Realogy’s planned separation from Cendant pursuant to Cendant’s previously announced separation plan. The separation of Realogy continues to be expected in June 2006.

It is also expected that Realogy will apply to have its common stock listed on the New York Stock Exchange under the symbol “H”.

Cendant also announced that its next major milestone in its plan to separate Cendant into four companies will be the filing of a registration statement on Form 10 for Wyndham Worldwide, the intended parent company of Cendant’s Hospitality Services and Timeshare Resorts businesses.

About Cendant Corporation
Cendant is primarily a provider of travel and residential real estate services. With approximately 85,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries. More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting Cendant’s Web site at www.cendant.com.

About Realogy Corporation
Realogy is one of the preeminent and most integrated providers of real estate and relocation services in the world. Realogy is the world's largest real estate brokerage franchisor, the largest U.S. residential real estate brokerage firm, the largest U.S. provider and a leading global provider of outsourced employee relocation services and a provider of title and settlement services.

Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. The Company cannot provide any assurances that the separation or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The separation transactions are subject to certain conditions precedent, including final approval by the Board of Directors of Cendant.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks inherent in the contemplated separation and related transactions, including risks related to borrowings and costs related to the proposed transactions; increased demands on the Company’s management teams as a result of the proposed transactions; changes in business, political and economic conditions in the U.S. and in other countries in which Cendant and its companies currently do business; changes in governmental regulations and policies and actions of regulatory bodies; changes in operating performance; and access to capital markets and changes in credit ratings, including those that may result from the proposed transactions. Other unknown or unpredictable factors also could have material adverse effects on Cendant’s and its companies’ performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this report. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Cendant’s annual report filed on Form 10-K for the year ended December 31, 2005 and Realogy’s Registration Statement on Form 10, as filed with the Securities and Exchange Commission today, including under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Cendant’s ongoing obligations to disclose material information under the federal securities laws, Cendant undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Media Contact:	Investor Contacts:
Elliot Bloom	Sam Levenson
212-413-1832	212-413-1834

Henry A. Diamond
212-413-1920